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[KPMG LETTERHEAD]


                                                                    Exhibit 23.1


                           INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Syntellect, Inc.:

We consent to the use of our reports incorporated by reference herein and in the registration statement on Form S-8.

                                                   /s/ KPMG LLP
                                                   -----------------------------
Phoenix, Arizona
October 25, 2000